UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 21, 2009

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado	80241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 872-5000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 21, 2009, Ascent Solar Technologies, Inc. (the “Registrant”) entered into an agreement to supply up to approximately 67 MW of photovoltaic modules (“PV Modules”) to TurtleEnergy LLC, a New Jersey limited liability company (“TurtleEnergy”), over a five-year period ending on December 31, 2014 unless earlier terminated (the “Agreement”). The Agreement provides that the Registrant will supply PV Modules to TurtleEnergy according to the following schedule: approximately 1.4 MW in 2010; 5.0 MW in 2011; 10.0 MW in 2012; 24.0 MW in 2013; and approximately 26.7 MW in 2014. Either party may terminate the Agreement without cause by giving the other party 90 days’ advanced written notice. Either party may terminate the Agreement for cause if the other party materially breaches the Agreement, and the breach remains uncured for a period of 90 days. The Registrant may also terminate the Agreement for cause if TurtleEnergy becomes the subject of an extraordinary corporate transaction or upon the occurrence of certain events resulting from the deterioration of TurtleEnergy’s financial condition. Under the Agreement, the PV Modules are protected by a limited warranty, and the Registrant agrees to defend and indemnify TurtleEnergy in certain instances if the PV Modules become the subject of a legal action alleging the violation of intellectual property rights.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K. The press release announcing the Agreement is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Photovoltaic Module Supply Agreement by and between the Registrant and TurtleEnergy LLCCTR

99.1	Press Release announcing Photovoltaic Module Supply Agreement with TurtleEnergy

CTR	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

Forward Looking Statements

This Current Report on Form 8-K, including its exhibits, contains forward-looking statements. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “intend,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Registrant’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Registrant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

September 23, 2009	By:	/s/ Gary Gatchell
	Name:	Gary Gatchell
	Title:	Chief Financial Officer and Secretary